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                                                                  EXHIBIT 10.ap


                                 POOLING AGREEMENT

       SciTech inc. ("SciTech") a Wisconsin corporation, Robert Scidmore and David Scidmore (together, "Sellers") and SBS Technologies, Inc., a New Mexico Corporation ("Buyer".) and its wholly-owned subsidiary, SBS Technologies, Inc. Communications Products, a California corporation ("Company"), agree:

I.     RECITALS.

       A. OWNERSHIP. Sellers are the owners of all of the outstanding common stock ("SciTech Shares") of SciTech and wish to exchange the SciTech Shares for common stock of Buyer.

       B. RECEIPT OF SHARES. Buyer wishes to receive the SciTech Shares under the terms and conditions of this Agreement.

       C. POOLING OF INTEREST. The parties intend that the Transactions (as later defined) be accounted for as a pooling of interests in accordance with generally accepted accounting principles.

       D. EMPLOYMENT ARRANGEMENTS AND OPTIONS. Upon receipt of the SciTech Shares, Buyer wishes to employ Seller Robert Scidmore, who is an employee of SciTech. The Seller Robert Scidmore wishes to be employed by Buyer. A form of employment agreement is attached as
               Exhibit I-D. In connection with his employment, Buyer will also issue to Seller Robert Scidmore options for Buyer Common Stock. A form of option agreement is attached as Exhibit I-D1 ("Option Agreement").

       E. COVENANT NOT TO COMPETE. In connection with the acquisition of the SciTech Shares, Seller Robert Scidmore agrees to enter into a non-compete agreement in substantially the form attached as
               Exhibit I-E to this Pooling Agreement ("Covenant") for the consideration specified in the Covenant.

       F. TAX-FREE REORGANIZATION. The parties intend that the Transactions be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

II.    MERGER.

       A. MERGER ACTION. Subject to the terms and conditions of this Pooling Agreement, SciTech will merge with and into Company ("Merger"); at the time the Merger is effective under all applicable state laws ("Effective Time") Company will be the surviving company ("Surviving Company"). The form of Plan of Merger is attached as Exhibit II-A.

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       B.      EFFECT OF MERGER.

       1. The Merger will become effective at the Effective Time, with the effect set forth in applicable New Mexico and Wisconsin Business Corporation Laws. The Surviving Company may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either SciTech or Company in order to carry out and effectuate the transactions, including the Merger, contemplated by this Pooling Agreement ("Transactions").

       2. Buyer will designate such directors and officers as it may determine to be in the best interest of the Surviving Company. Nothing in this paragraph shall entitle any director or officer to maintain that position if not thereafter duly elected or appointed to it.

       3. At and as of the Effective Time, and subject to adjustment as provided below, each of the 1,000 issued and outstanding SciTech Shares shall be converted into the right to receive shares of the no par value common stock of Buyer as set forth below. No fractional shares will be issued, the number of SBS common shares a shareholder receives will be rounded down to the nearest whole number, and no payment for fractional shares made. All shares of the common stock of Buyer received pursuant to this subparagraph II.B.3 are the "Buyer Shares," and the ratio of Buyer Shares to each SciTech Share is the "Conversion Ratio". The Conversion Ratio will be adjusted equitably if there should occur any stock split, stock dividend, reverse stock split, or other change in the number of SciTech Shares outstanding. The total number of Buyer Shares to be issued will equal $6,400,000 divided by the average of the closing price on the NASDAQ National Market System of SBS common stock for the five trading days preceding Closing. No SciTech Share shall be deemed to be outstanding or to have any rights other than those set forth in this subparagraph after the Effective Time.

       4. At and as of the Effective Time, each share of the no par value common stock of Company then outstanding ("Company Share") will remain outstanding as the common stock of the Surviving Company.

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       5.      After Closing, transfers of SciTech Shares outstanding before the
               Effective Time shall not be made on the stock transfer books of the Surviving Company.

III.   POOLING CONDITION.

       Each of Buyer, and Sellers and SciTech hereby covenant and agree to take all steps reasonably necessary in order to obtain a favorable determination from the Securities and Exchange Commission ("SEC") that the Transactions may be accounted for as a pooling of interests in accordance with generally accepted accounting principles ("Pooling Condition"). If Buyer determines, based on good faith advice of its accountants, that consummation of the Transactions would be accounted for as a pooling of interests in accordance with generally accepted accounting principles, then, subject to the terms and conditions of this Agreement, the Transactions will be consummated. If the Pooling Condition is not satisfied, Buyer has the right to terminate this Agreement at any time before Closing, without liability for any damages arising out of the termination, by giving express written notice of that intent to Sellers before Closing. Sellers must receive that notice before Closing.

IV.    REGISTRATION RIGHTS.

               The Buyer Shares delivered to Sellers at Closing will not be registered under the Securities Act of 1933 (the "1933 Act") or any state securities laws, will be issued pursuant to exemptions from those laws, and will be "restricted securities" as that term is defined under Rule 144 under the Securities Exchange Act of 1934. Sellers will sign a Subscription Agreement and Representation Letter in the form attached as Exhibit IV. Sellers will have the registration rights described below.

       A. DEMAND RIGHT. If, at any time after the filing with the SEC of Buyer's Form 10-Q for the second quarter of its 2000 fiscal year, Buyer receives a written request from the holders of a majority of the Buyer Shares to register the sales of all or part of the Buyer Shares, Buyer will, as promptly as practicable, but in any event within six months after the date of that request, use its best efforts to prepare and file with the SEC a registration statement sufficient to permit the public offering and sale of the Buyer Shares, provided that Buyer is eligible to use Form S-3 for that registration. Buyer will be obligated to file only one such registration statement and will pay all expenses (other than fees for selling holders, counsel and underwriting discounts applicable to the Buyer Shares sold) in connection with the offering. If, at the time of the request, Buyer expects to undertake, or is in the process of undertaking, the registration of an offering of Common Stock in which the Buyer Shares may be included, Buyer may, at its option, include the Buyer Shares in that registration instead of filing a separate registration for them.
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       B.      PIGGYBACK RIGHT. If, at any time during the two-year period commencing on the date of Closing, Buyer files a registration statement (other than on Form S-4, Form S-8 or other form not permitting "piggyback" of shares, and any successor forms) with the SEC while any Buyer Shares are held by Seller under this Pooling Agreement, Buyer will give all of the then holders of Buyer Shares ("Eligible Holders") at least 20 days' prior written notice of the filing of the registration statement. If requested in writing by Eligible Holders holding not less than a majority of the Buyer Shares within 10 days after receipt of such a notice, Buyer will, one time only, at Buyer' sole expense (other than the fees of legal counsel to the Eligible Holders and underwriting discounts applicable to any Buyer Shares sold), register or qualify all or, at each Eligible Holder's option, any portion, of the Buyer Shares requested by an Eligible Holder with the registration of the other Buyer securities being registered. However, if the underwriter of such an offering determines that inclusion of the Buyer Shares or any part of them in the proposed offering is materially detrimental to the offering and so advises the Eligible Holders, the Buyer Shares will not be registered and the Eligible Holders will be deemed not to have been given notice under this paragraph.

       C. COOPERATION. In any registration of Buyer Shares, the current shareholders and employees of SciTech and the selling holders will cooperate fully with Buyer to facilitate the registration.

       D. NOTICE. If Buyer receives a request from a holder of Buyer Shares to register Buyer Shares under this Section, Buyer will notify all other holders of Buyer Shares and include such of their Buyer Shares as they may request to be registered in any registration statement, if the request is received within 10 days of the date of the notice.

       E. EFFECTIVE PERIOD. Buyer will use its best efforts to cause to become effective and to keep effective for a period not to exceed 90 days any registration filed under this Section and from time to time will amend or supplement the registration statement as necessary.

       F. DELAY AND SUSPENSION OF SALES. Notwithstanding the foregoing provisions, Buyer may delay filing a registration statement for not longer than six months from the date Buyer would have been required to register under paragraph A of this Section and may withhold efforts to cause the registration statement to become effective, if Buyer determines in good faith that (a) such a registration (i) might interfere with or adversely affect the negotiation or completion of any transaction that is being contemplated by Buyer (whether or not a final decision has been made to undertake that transaction) at the time the right to delay is exercised, (ii) might involve initial or continuing disclosure obligations that might not be in the best interest of the Company's stockholders, or (iii) will require preparation of

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               audited financial information for Buyer as of a date or for a period which would not otherwise be required, or (b) any material circumstance of Buyer renders the effecting of such a registration statement inappropriate at the time. If, after a registration statement becomes effective, Buyer advises the holders of registered shares that Buyer considers it appropriate for the registration statement to be amended, the holders of those shares shall suspend any further sales of their registered shares until Buyer advises them that the registration statement has been amended. The 90-day time period referred to in this Section during which the registration statement must be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the right to sell shares was suspended pursuant to the preceding sentence, but in no event will Buyer be required to update the registration statement after the first anniversary of Closing.

       G. POOLING SALES RESTRICTIONS. Except for de minimis sales, no affiliate of either Buyer or SciTech shall sell any shares of Buyer during the period beginning 30 days before Closing and ending on the publication date of financial results covering at least 30 days of post-merger operations, as provided by SEC Accounting Series Release Number 130.

       H. DOCUMENTS. Buyer will furnish to each selling shareholder a number of copies of the registration statement, preliminary prospectus and prospectus and amendments and supplements to them as the selling shareholder may reasonably request to facilitate the disposition of the Buyer Shares in the registration.

V.     SELLERS' REPRESENTATIONS AND WARRANTIES.

       Sellers and SciTech, jointly and severally, represent and warrant to Buyer that the following are true at the date of this Agreement and will be true at Closing except as disclosed on the SciTech Disclosure Schedule designated as
Exhibit V to this Agreement. Any listed exceptions must be reasonably acceptable to Buyer.

       A. ORGANIZATION AND STANDING OF SCITECH. SciTech is a corporation validly existing under the laws of the State of Wisconsin, with full power and authority to carry on its business as it is now being conducted, and to own and operate its assets and business. It has no subsidiaries. SciTech is duly licensed or qualified to transact business as a foreign corporation, and is in good standing, in each jurisdiction in which the nature of the business transacted by it or the character of properties owned or leased by it requires that licensing or qualification, except where the failure to be so licensed or qualified would not have a material adverse effect on its business, operations or financial condition.

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       B.      CAPITALIZATION.  SciTech is authorized to issue 9,000 shares of no par value common stock and only 1,000 shares, constituting the SciTech Shares, are issued and outstanding. As of the date of Closing, a total of 1,000 SciTech shares are issued and outstanding, of which Rob Scidmore holds 920 shares and Dave
               Scidmore holds 80 shares.   SciTech holds no shares of SciTech
               stock as treasury shares. The SciTech Shares have been validly issued and are fully paid and nonassessable. No outstanding subscriptions, options, warrants, calls, commitments or agreements relating to the authorized or issued shares of SciTech are outstanding.

       C. STOCK OWNERSHIP. Sellers have good and marketable title to the SciTech Shares held by them, free from encumbrance or any contractual or other restriction on their transfer or encumbrance, and have full power, right and authority to surrender the SciTech Shares pursuant to this Pooling Agreement. Sellers own and have all right and title to their respective SciTech Shares as of August 1999.

       D. APPROVAL. The Board of Directors and shareholders of SciTech have approved this Agreement and have authorized their officers to take all action and to execute, acknowledge and deliver all documents appropriate to consummate the Transactions. No other approval is necessary to consummate the Transactions contemplated by this Pooling Agreement. This Pooling Agreement constitutes the legal, valid and binding obligation of Sellers and SciTech, enforceable in accordance with its terms (subject, as to enforcement of remedies, to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally).

       E. FINANCIAL STATEMENTS. The Closing Balance Sheet (Exhibit V-E), the Closing Year to Date Income Statement (from January 1,1999 to Closing) (Exhibit V-E1), the Closing Income Statement (from October 1, 1999 to Closing), (Exhibit V-E2), and their supporting information, when delivered by Sellers and SciTech to Buyer, will be, and the books and records on which they are based are and will be, correct in all material respects, and fairly represent the financial condition of SciTech as of their dates. The Year-End Financial Statements (Exhibit V-E3), the Six-Month Financial Statements (Exhibit V-E4), the Third Quarter Financial Statements (Exhibit V-E5), and the books and records on which they are based, are correct in all material respects and fairly represent the financial and operational condition of SciTech as of SciTech's most recent year end and the end of SciTech's most recent third quarter, respectively. The Closing Balance Sheet (and any other financial statements provided to Buyer) may be audited by Buyer's public accounting firm at its expense.

       F. OWNERSHIP OF SCITECH. As of the date of Closing, except for this Pooling Agreement, there will not be any outstanding or

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               authorized warrants, calls, rights, commitments or other
               agreements of any nature to which SciTech is a party, or may be bound by, requiring it to issue, transfer, sell, purchase, redeem or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for or acquire any shares of capital stock of SciTech.

       G. ABSENCE OF CERTAIN CHANGES. Since the end of the most recent SciTech fiscal year ("Most Recent SciTech Year End"), there have not been (i) any material changes in SciTech's financial condition, assets, liabilities, or, to Sellers' best knowledge, business, other than changes in the ordinary course of business, none of which has been materially adverse; (ii) any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting SciTech's properties or business or the assets; (iii) any labor trouble or any event or condition of any character materially and adversely affecting SciTech's business; (iv) any indebtedness incurred by SciTech for borrowed money or any commitment to borrow money entered into or any guarantee given by SciTech, except for trade advances from customers in the ordinary course of business and in accordance with historic business practices; (v) any mortgage, pledge, subjection to lien, charge or encumbering of or creation of any security interest in all or any of SciTech's assets or its business, (vi) any failure to maintain insurance policies or renewals thereof in force or to give all notices or claims made thereunder in a timely fashion, or (vii) any material increase in the compensation payable by SciTech to any officer, director or key employee of SciTech, except for normal distributions to shareholders.

       H. TITLE TO PROPERTIES. SciTech owns, free and clear of any liens, encumbrances, claims, charges, contractual or other restrictions on transfer, equities, security interests, options or other restrictions, and has good title to its assets, subject to any lien for current taxes or assessments not yet delinquent.

       I. CONTRACTS. There are no contracts, agreements, leases, or commitments not terminable at will, which would prevent Buyer from continuing the business as it is now conducted by SciTech, including without limitation, those with purveyors or suppliers of items used in the conduct of SciTech's business. To Sellers' best knowledge, SciTech has materially performed all its contracts, to the extent performance is due, and has cured all defaults.

       J. ACTIONS. To the best knowledge of Sellers, there are no judgments, actions, suits, claims, proceedings, investigations, bankruptcy or insolvency proceedings or receiverships (collectively, "Actions") pending or threatened against or relating to SciTech, its assets or business, in any court, or before any governmental department or agency, nor is SciTech or

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               any of its assets subject to any unsatisfied judgment, order or award as a result of any such Actions. Sellers and SciTech do not know of any basis for any such Actions.

       K. TAX MATTERS. As of the date of this Agreement, to the best knowledge of Sellers and SciTech, the representations concerning tax matters contained in the financial statements are true and correct in all material respects. All tax returns required to be filed with respect to SciTech or its operations by SciTech or Sellers with any taxing authority as of Closing have been filed or, as to the short period from January 1, 1999 to Closing ("Short Period")], will be filed promptly after Closing or when due, and all taxes required to be paid with respect to the periods covered by those returns, including the Short Period, have been paid or accrued or adequate reserves for the payment thereof have been established. SciTech is not delinquent in the payment of any tax, assessment or governmental charge. Sellers will be responsible for the payment of all personal taxes imposed on them with respect to the S corporation earnings of SciTech or distributions and dividends paid to them by SciTech before Closing, as well as any other personal taxes resulting from the Transactions and any taxes on built-in gain imposed on SciTech or Sellers because of SciTech's election to be treated as an S corporation. SciTech's S corporation election under the IRC was properly filed and has, since made, been in effect and unchallenged.

       L. DISCLOSURE. Sellers have not made any untrue statement of a material fact or omitted to state a material fact, in written information provided by Seller Robert Scidmore and in this Pooling Agreement, necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

       M. NO VIOLATION OF CORPORATION INSTRUMENTS OR OTHER AGREEMENTS. Except as set forth on Exhibit V-M, the execution and delivery of this Pooling Agreement does not, and the consummation of the Transactions will not: (i) violate any provision of the Articles of Incorporation, Bylaws, Stock Certificates, Stock Records or Minute Book of SciTech; (ii) result in any material breach or the acceleration of any material obligation under any instrument, indenture, note, lien, bond, agreement, contract, mortgage, lease, license, or commitment under which any or all of SciTech and Sellers are bound; (iii) require any consent, approval or authorization of any governmental or regulatory authority; (iv) violate any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to SciTech or Sellers or SciTech's business or any of SciTech's assets or (v) result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature upon the assets or business.

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       N.      BROKERAGE. No brokerage fees are payable in connection with the
               Transactions resulting from any brokerage agreements entered into by Sellers or SciTech.

       O. INTELLECTUAL PROPERTY. For purposes of this paragraph, intellectual property means (i) all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and re-examinations thereof, (ii) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (iii) all copyrights, and all applications, registrations, and renewals in connection therewith, (iv) all mask works and all applications, registrations, and renewals in connection therewith, (v) all trade secrets and confidential business information (including research and development, know-how, formulae, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business marketing plans and proposals), (vi) all computer software (including data and related documentation), (vii) all other proprietary rights, and (viii) all copies and tangible embodiments thereof (in whatever form or medium).

               1. SciTech owns or has the right to use pursuant to license, sublicense, agreement, or permission, all intellectual property necessary or desirable to design, manufacture and sell its current products and for office administration, the failure to possess which would have a material adverse effect on SciTech. Each material item of intellectual property owned or used by SciTech immediately before the Closing will be owned or available for use by the Company on identical terms and conditions immediately after the Closing. SciTech has taken reasonable action to maintain and protect as a trade secret each material item of intellectual property that it owns or uses.

               2. To SciTech's and Sellers' best knowledge, none of the products manufactured by SciTech infringes upon any intellectual property rights of third parties, and neither SciTech nor any of the Sellers has received any written charge, complaint, claim, demand, or notice alleging any such infringement (including any claim that SciTech must license or refrain from using any intellectual property rights of any third party).

               3. SciTech owns the patents, trademarks and tradenames listed on Exhibit V-O3. SciTech has not granted to any

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                       third party any license with respect to any of its
                       intellectual property to manufacture or produce any product.

               4. The SciTech Disclosure Schedule identifies each item of intellectual property that any third party owns and that SciTech embodies or incorporates in SciTech's products, pursuant to license, sublicense, agreement, or permission. The Sellers and SciTech have delivered to Buyer correct and complete copies of all such licenses, sublicenses, agreements, and permissions, (as amended to date). With respect to each item of intellectual property required to be identified in the SciTech Disclosure Schedule, the license, sublicense, agreement, or permission covering the item is, to the Sellers' best knowledge, the legal, valid and binding obligation of SciTech, enforceable in accordance with its terms, and in full force and effect, and will stay in effect following the Closing.

       P. PERMITS, LICENSES AND FRANCHISES. To the best of Sellers' knowledge, (i) SciTech has all permits, licenses, franchises, and other authorizations necessary to, and has substantially complied with all laws applicable to, the conduct of its business in the manner in which the business is currently being conducted, and all those permits, licenses, franchises and authorizations are valid and in full force and effect, (ii) SciTech and Sellers have not engaged in any activity which would cause revocation or suspension of any such permit, license, franchise or authorization which would result-in a material adverse effect on SciTech or the operation of the business, and (iii) neither SciTech nor Sellers (or either of them) has knowledge of any action, threat or proceeding looking to or contemplating the revocation or suspension of any thereof.

       Q. EMPLOYEES. To the best of Sellers' knowledge, no third party has claimed that any person employed or affiliated with SciTech has violated or may be violating any of the terms and conditions of that person's employment, non-competition or nondisclosure agreement with that third party, or disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or. documentation of that third party or interfered or may be interfering in the employment relationship between that third party and any of its present or former employees. Sellers have no knowledge that any key employee of SciTech intends to leave or is leaving the employ of SciTech in order to take part, as an employee or otherwise, in any business in competition with SciTech.

       R. ENVIRONMENTAL, HEALTH AND SAFETY. To the best of Sellers' knowledge, (i) SciTech has complied with all environmental, health and safety laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply; (ii) without limiting the generality of the preceding, each of SciTech and its predecessors and affiliates has obtained

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               and been in material compliance with all of the terms and
               conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all environmental, health and safety laws; and
               (iii) none of SciTech, its predecessors and affiliates has any liability for damage to any site, location, or body of water (surface or subsurface), for any illness of or personal injury to any employee or other individual or for any reason under any environmental, health or safety law. To the best of Sellers', and SciTech's knowledge, all properties and equipment used in SciTech's and its predecessors, and affiliates, business have been free of asbestos, PCE'S, methylene chloride, 1,2-trans-dichloroethylene, dioxins, dibenzofurans, and extremely hazardous substances.

       S. PRODUCT LIABILITY. To the best of Sellers' knowledge, SciTech has no material liability (whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by SciTech.

       T.      CONTINUITY OF BUSINESS ENTERPRISE.  Before the Effective    Time
               of the Merger, SciTech has historically operated and engaged in the business enterprise of designing, marketing and manufacturing communications products, and historically has utilized its business assets in such business enterprise, as contemplated by Treas. Reg. section 1.368-1(d).

       U. SHAREHOLDER INTERESTS AND AGREEMENT. Sellers represent and warrant that they hold all of the issued and outstanding shares of capital stock of SciTech, that of those outstanding shares Rob Scidmore owns 920 and Dave Scidmore owns 80 of the issued SciTech Shares and that they agree on those percentages, and that no disputes of any nature, whether claims, lawsuits or other disagreements formally filed or informally pursued exist between them or on their behalf with respect to that share, no such disputes have been threatened and each has fully and finally agreed to waive any right to dispute, change or affect that ownership and their respective percentages of ownership.

       V. LIABILITIES IN THE ORDINARY COURSE OF BUSINESS. The liabilities of SciTech assumed by Company and the liabilities to which the transferred assets of SciTech are subject, were incurred by SciTech in the ordinary course of business

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       W.      INVESTMENT COMPANY. SciTech is not an investment company within
               the   meaning   of that  term as  used. in Section
               368(a)(2)(F)(iii) and (iv) of the Internal Revenue Code.

       X. EQUITY TRANSACTIONS. There have been no transactions in SciTech common stock since September 30, 1999, and no options, warrants, rights or other equity instruments other than the previously issued common stock were outstanding-during that period.

       Y. INTERCORPORATE DEBT. There is no intercorporate debt existing between Buyer and SciTech or between Company and SciTech that was issued, acquired, settled or will be settled at a discount.

       Z. REDUCTION IN EQUITY AND DISTRIBUTIONS. SciTech's shareholders' equity has not been reduced since the date of and as set forth in its Third Quarter Financial Statements, except as to which Buyer has given its prior written approval, and any such approved distribution has been and is in accordance with restrictions on distributions specified in the accounting and SEC regulations related to a pooling of interests. Before Closing, Scitech has distributed to Sellers its 1998 earnings and, to satisfy Sellers' 1999 tax liability, 50% of 1999 estimated earnings in accordance with an estimate approved in advance by Buyer, to be adjusted after closing to actual amounts needed to pay income taxes.

VI.    BUYER'S WARRANTIES AND REPRESENTATIONS.

       Buyer represents and warrants to SciTech and Sellers that the following are true as of the date of this Agreement and will be true at Closing except as disclosed on the Buyer Disclosure Schedule designated as Exhibit VI to this Agreement. Any listed exceptions must be reasonably acceptable to Sellers.

               A. ORGANIZATION AND STANDING OF BUYER. Each of Buyer and Company is a corporation validly existing and in good standing under the laws of the State of New Mexico and California, respectively, with full power and authority to carry on its business as it is conducted, to own and operate its assets, and to execute this Agreement and consummate the Transactions. Buyer is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires that licensing or qualification, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of Buyer.

               B. CAPITALIZATION. Buyer is authorized to issue 100,000,000 shares of common stock and, as of November 30, 1999, 6,019,891 of its shares are issued and outstanding. Buyer holds no treasury shares. Buyer's shares have been validly issued and are fully paid and nonassessable. No outstanding subscriptions, options, warrants, calls, commitments or agreements relating to the authorized or issued shares of Buyer are outstanding except (i) pursuant to Buyer's employee and director stock option and stock purchase plans and its acquisition of GreenSpring Computers, Inc., (ii) as disclosed in its Form 10-K for the 1999 fiscal year and subsequent periodic filings filed with the SEC, and (iii) as required to be issued under this Agreement.

               C. NO VIOLATION OF CORPORATE INSTRUMENTS OR OTHER AGREEMENTS. Except as set forth on Exhibit VI-C, the execution and delivery of this Pooling Agreement does not, and the consummation of the Transactions will not (i) violate any provision of the Articles of Incorporation, Bylaws, Stock Certificates, Stock Records or Minute Book of Buyer; (ii) result in any material breach or result in the acceleration of any material obligation under any instrument, indenture, note, lien, bond, agreement, contract, mortgage, lease, license or commitment under which Buyer is bound; (iii) require any consent, approval or authorization of any governmental or regulatory authority, (iv) violate any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Buyer, Buyer's business or any of Buyer's assets, or (v) result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature upon the assets or business.

               D. APPROVAL. Buyer's Board of Directors has, and as of Closing, Company's shareholder will have, approved, by all necessary corporate action by Buyer, the execution, delivery and performance of this Pooling Agreement and consummation of the Transactions and has authorized its officers to take all action and to execute, acknowledge and deliver all documents appropriate to consummate the Transactions. This approval constitutes all and the only actions required by law, the Articles of Incorporation or Bylaws of Buyer or Company, as the case may be, or otherwise to authorize the execution and delivery of this Pooling Agreement and the consummation of the Transactions. This Pooling Agreement constitutes the legal, valid and binding obligation of Buyer and Company, enforceable in accordance with its terms (subject as to enforcement of remedies, to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally).

               E. BROKERAGE. No brokerage fees are payable by Buyer in connection with the Transactions.

               F. SHARES. The issuance, sale and delivery of the Buyer Shares have been duly authorized by all required corporate action; the Buyer Shares issued at Closing will be validly issued, fully paid and nonassessable, free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through Buyer except as imposed by securities laws.
                     The issuance, sale or delivery of the Buyer Shares is
                    not subject to any preemptive right of stockholders of
                    Articles of Incorporation or Bylaws of Buyer, each as amended, or to any contractual right of first refusal or other right in favor of any person.

               G. FINANCIAL STATEMENTS. Buyer has filed a Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1999 ("Most Recent Fiscal Quarter End"), and an Annual Report on Form 10-K for the fiscal year ended June 30, 1999 (together, the "Public Reports"). The financial statements included in or incorporated by reference into these Public Reports (including the related notes and schedules) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered by them and present fairly the financial condition of Buyer as of the indicated dates and the results of operations of Buyer for the indicated periods. However, the interim statements are subject to normal year-end adjustments. Since the Most Recent Fiscal Quarter End, there has not been any material adverse change in the financial condition, assets, liabilities, or, to the best of Buyer's knowledge, business of Buyer and its subsidiaries taken as a whole.

               H. FILINGS WITH SEC. Buyer has made all filings with the Securities and Exchange Commission ("SEC") that it has been required to make within the past 12 months under the Securities Act and the Securities Exchange Act. The Public Reports, a correct and complete copy of each of which was delivered by Buyer to Sellers, complied with the Securities Act and the Securities Exchange Act in all material respects. Each of the Public Reports, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it, in light of the circumstances under which they were made, not misleading.

               I. CONTROL OF COMPANY. Before the Merger, Buyer will be in control of Company within the meaning of Section 368(c) of the Internal Revenue Code.

               J. REDEMPTION OF SHARES. Buyer has no plan or intention to redeem or otherwise reacquire any of the Buyer Shares to be issued in the Merger.

               K. BUYER'S INTENTION. Buyer has no plan or intention to liquidate Company, to merge Company with and into another corporation not a subsidiary of Buyer, to sell or otherwise dispose of the stock of Company, or to cause Company to sell or otherwise dispose of any of the assets of SciTech acquired in the Merger, except for dispositions made in the ordinary course of business, transfers described in Section 368(a)(2)(C) of the Internal Revenue Code, or transfers to a subsidiary of Buyer.

               L. CONTINUATION OF HISTORIC BUSINESS AND USE OF ASSETS. Following the Effective Time, of the Merger, the Company will continue to operate and engage in SciTech's historic business enterprise of designing, marketing and manufacturing communications products, and will continue to utilize SciTech's business assets in that business enterprise, as contemplated by Treas. Reg. section 1.368-1(d).

               M. INTERCORPORATE DEBT. There is no intercorporate debt existing between Buyer and SciTech or between Company and SciTech that was issued, acquired, settled or will be settled at a discount.

               N. INVESTMENT COMPANY. Buyer and Company are not investment companies within the meaning of such term as used in Section 368(a)(2)(F)(iii) and (iv) of the Internal Revenue Code.

VII.   BUYER'S CONDITIONS PRECEDENT.

       All obligations of Buyer under this Pooling Agreement to close the Transactions are subject to the fulfillment before Closing, of each of the following conditions:

       A. REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Sellers' representations and warranties contained in this Agreement are true at the time of Closing.

       B. PERFORMANCE. Sellers have performed and complied with all agreements and conditions required by this Pooling Agreement to be performed or complied with by Sellers at Closing.

       C. CONSENTS. Any consents necessary to allow the Transactions to occur have been obtained in writing, in form satisfactory to Buyer.

       D. SCITECH BANKRUPTCY. SciTech is not in a bankruptcy, reorganization or insolvency proceeding, nor is any such proceeding contemplated.

       E. ADVERSE PROCEEDINGS. No action, suit or proceeding is pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator as to which an unfavorable judgment, injunction, order, decree, ruling or charge ("Decision") would
               (i) prevent consummation of the Transactions, (ii) cause any of the Transactions to be rescinded following consummation, or (iii) adversely affect the right of the Company to own the former assets, and to operate the former business, and no such Decision is in effect.

       F. CERTIFICATE OF SATISFACTION OF CONDITIONS. SciTech and Sellers have delivered to Buyer certificates to the effect that each of the conditions specified in VIIA, B, C, D and E is satisfied in all respects.

       G. SATISFACTORY DUE DILIGENCE. Buyer has completed, to its satisfaction, its due diligence review of SciTech and the Sellers, including without limitation, SciTech's books, records, operating assets, earnings potential, contracts, customer and revenue base, employees, and compliance with environmental and other laws, and background checks of senior management, and such other due diligence as it has deemed necessary or appropriate.

       H. POOLING OF INTERESTS OPINION. Buyer will have received from its accountants an opinion, satisfactory in form and substance to it, to the effect that the Transactions will be treated by Buyer as a "pooling of interests" for accounting purposes.

       I. ATTORNEY OPINION. Buyer will have received from SciTech's and Sellers' attorney an opinion of counsel with respect to the Transactions in substantially the form attached as Exhibit VII-I.

       J. CERTIFIED RESOLUTIONS. Sellers have furnished to Buyer a certified copy of resolutions duly adopted by the Board of Directors and the shareholders of SciTech authorizing and approving the execution and delivery of this Agreement and authorizing the consummation of the Transactions.

               The Buyer may waive any condition specified in this Section if it executes a writing so stating at or before Closing.

VIII.  SELLERS' CONDITIONS PRECEDENT.

       All obligations of Sellers under this Pooling Agreement to close the Transactions are subject to the fulfillment by Closing of each of the following conditions:

       A. REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Buyer's representations and warranties contained in this Pooling Agreement are true at the time of Closing.

       B. PERFORMANCE. Buyer has performed and complied with all agreements and conditions required by this Pooling Agreement to be performed or complied with by Buyer before or at Closing.

       C. CONSENTS. Any consents to be obtained by Buyer necessary to allow the Transactions to occur have been obtained in writing, in form satisfactory to SciTech and Sellers.

       D. BUYER BANKRUPTCY. Buyer is not in a bankruptcy, reorganization or insolvency proceeding, nor is any such proceeding contemplated.

       E. ADVERSE PROCEEDINGS. No action, suit or proceeding is pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator as to which an unfavorable judgment, injunction, order, decree, ruling or charge ("Decision") would
               (i) prevent consummation of the Transactions, (ii) cause any of the Transactions to be rescinded following consummation, or (iii) adversely affect the right of the Company to own the former assets, and to operate the former business, and no such Decision is in effect.

       F.      CERTIFICATE OF SATISFACTION OF CONDITIONS.   Buyer has delivered
               to SciTech and Sellers certificates to the effect that each of the conditions specified in VIIIA, B, C, D and E is satisfied in all respects.

       G. BUYER PUBLIC REPORTS. Buyer has delivered to Sellers the Public Reports and any additional information reasonably requested by Sellers which Buyer can obtain without undue expense so that Sellers are making an informed investment decision with respect to the Transactions.

       H. ATTORNEY OPINION. Sellers will have received from Buyer's attorney an opinion of counsel with respect to the Transactions in substantially the form attached as Exhibit VIII-H.

       I. CERTIFIED RESOLUTIONS. Buyer has furnished to Sellers a certified copy of resolutions duly adopted by the Board of Directors of Buyer authorizing and approving the execution and delivery of this Agreement and authorizing the consummation of the Transactions.

       The Sellers may waive any condition specified in this Section if they execute a writing so stating at or before Closing.

IX.    CLOSING.

       Closing will be held as soon as practicable, but in any event not later than December 20, 1999. If Sellers', and Buyer's conditions precedent have been performed or waived. the Transactions will be closed. If those conditions precedent have not been performed or waived, the Transactions will not be closed, and the rights, duties and obligations between the parties will be terminated without further liability.

       A. SELLERS' DUTIES. Sellers and SciTech, as appropriate, will deliver to Buyer at Closing:

               1.   The SciTech Shares, properly endorsed for transfer;

               2. A certified copy of the resolutions of directors and shareholders of SciTech authorizing the Transactions;

               3. Executed resignation letters of officers and directors of SciTech;

               4. Executed Employment Agreement of Seller Robert Scidmore with Buyer;

               5. Executed Covenant Not To Compete of Seller Robert Scidmore with Buyer;

               6.   Executed Articles of Merger;

               7. Executed Subscription Agreement and Representation Letters of Sellers;

               8.   Affidavit of Sellers with respect to Stock ownership;

               9.   Executed Option Agreements from Buyer to Sellers;

               10.  UCC-3 Termination Statement from Firststar Bank, N.A.; and

               11. Any and all other documents required by this Pooling Agreement to be delivered to Buyer at Closing.

       B.      BUYER'S DUTIES. Buyer will deliver to Sellers at Closing:

               1. The Buyer Shares (to be furnished as soon as practicable after Closing);

               2.   Executed Option Agreement from Buyer to Seller Robert
                    Scidmore;
               3. Executed Employment Agreement of Seller Robert Scidmore with Buyer;

               4    Executed Covenant Not to Compete with Buyer;

               5    Executed Articles of Merger;

               6 Certified copy of resolutions of Buyer's Board of Directors authorizing the Transactions and the issuance of the Buyer Shares and Buyer Options; and

               7 Any and all other documents required by this Pooling Agreement to be delivered to Sellers at Closing.

       C. JOINT DUTIES. Buyer and Sellers will execute any further documents and do all things necessary to consummate the Transactions contemplated by this Pooling Agreement, including executing and filing the Articles of Merger required to be filed under applicable state law.


X.     PERSONAL GUARANTEES.

       As soon as reasonably practical after Closing, but in no event later than sixty (60) days following Closing, Buyer and the Company shall cause Sellers to be removed from personal guarantees as may exist on obligations and indebtedness of SciTech existing at the time of Closing, and which are disclosed on Exhibit X.


XI.    PROPRIETARY INFORMATION.

       Sellers each agree, represent and warrant that, unless each of them has obtained Buyer's prior written consent, each of Sellers will not, at any time after Closing, use for the benefit of other than Buyer, directly or indirectly, on behalf of Sellers or either of them or any other person or business entity, any trade secrets or confidential information (i) concerning the business of SciTech or any proprietary information relating to the business, including the composition, plans or technology of the products produced by SciTech and the method of their manufacture, and SciTech financial data and related information or (ii) provided by Buyer to Sellers in connection with this Agreement. Confidential information does not include information generally known in the industry in which SciTech and Buyer engage. Sellers each agree that release of Confidential Information will cause irreparable harm to Buyer and. that, upon any breach or threatened breach of this Section, Buyer may seek, without limitation of other actions and remedies which might be available, equitable injunctive relief.

XII.   REMEDY FOR BREACH OF WARRANTY.

       If any warranty or representation in this Agreement is found within twelve months of Closing, or by the date of the issuance of the first audited annual consolidated financial statements of the combined entities following Closing, whichever is earlier, to be untrue or inaccurate, the party desiring to make a claim for damages resulting from such breach may do so by delivering to the breaching party express written notice of the details of such breach and the intent to make a claim, such notice to be received by the breaching party no later than twelve months following the date of Closing. Time is of the essence for the purpose of this paragraph. The party to whom such a representation has been made shall request an arbitration conducted under the rules of the American Arbitration Association (each party to select one arbitrator and the- third arbitrator to be selected by the other two). The results of the arbitration shall be binding upon all parties. The prevailing party in such arbitration shall be entitled to recover its costs, including reasonable attorneys' fees, incurred in the arbitration proceeding, from the non-prevailing party, and an award of such costs and expenses shall be included in the final judgment entered in the arbitration. Unless the cumulative total of all damages being sought for all claims has exceeded $100,000, the party against whom a claim is made shall not be liable for any damages resulting from a breach or warranty hereunder; however, if the $100,000 limit is exceeded, the liable party shall be liable for the full amount of the breach. The maximum liability of a party for breach of a representation or warranty hereunder, if the arbitrators determine that the party against whom a liability is asserted did not know that the representation or warranty was untrue, is limited to a cumulative amount of $500,000 for all such liabilities, which in the case of the Sellers, shall apply to their combined liabilities under this Agreement. Sellers may pay for amounts owed for breaches of warranties and representations by them by returning to Buyer that number of Buyer Shares (valued at the average closing price determined under Article II-B3 above for purposes of Closing) equal to the amount of the claim (including costs and expenses). Buyer agrees to keep in effect for the duration of Sellers' representation and warranty regarding product liability the amount of product liability insurance currently held by SciTech.

XIII.   COOPERATION.

       A. OTHER DOCUMENTS AND ACTIONS. Sellers and SciTech, and Buyer will cooperate to effectuate the purposes of this Agreement. Sellers and SciTech, and Buyer will, without additional consideration, execute any other documents and take any other action reasonably necessary to carry out the purposes of this Pooling Agreement. Until Closing, no news release about the Transactions will be released by Buyer, Sellers, or either of them, or SciTech to the public through any media without prior approval of the other parties, except as may be required by law, in which case, the other parties will have a reasonable opportunity for review of and comment on a proposed news release.

       B. ACTIONS. Sellers and SciTech will cooperate with Buyer in connection with any actions, proceedings, arrangements or disputes involving SciTech's business or based upon the consummation of the Transactions or upon contracts, arrangements or acts of Sellers or SciTech which were in effect or occurred on or before the Closing date.

       C. FINANCIAL AND OTHER INFORMATION. Sellers and SciTech will cooperate, as reasonably required by Buyer, in the preparation in a form satisfactory to Buyer and Buyer's accountants, of all financial and other information (including information relating to Sellers' operation of the business before SciTech's incorporation), needed by Buyer to comply with reporting and filing requirements imposed on Buyer by federal and state regulatory authorities.

XIV.   NATURE AND SURVIVAL OF WARRANTIES AND REPRESENTATIONS.

       Unless otherwise provided, all representations and warranties will survive the consummation of the Transactions for a period of twelve months from the date of Closing, or, until the date of issuance of the first audited annual consolidated financial statements of the combined entities following Closing, whichever is earlier.

XV. TERMINATION OF AGREEMENT. In addition to a termination of this Pooling Agreement pursuant to Paragraph III above, this Pooling Agreement may be terminated by the action of the Board of Directors of Buyer at any time before Closing if: (i) Sellers or SciTech fail to comply in any material respect with the Pooling Condition; or (ii) it is determined that any representation or warranty of Sellers or SciTech is not true in all material respects when made, causing this Transaction not to be characterized as a pooling of interest or a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Sellers may terminate this Pooling Agreement at any time before Closing if (i) the accountant's opinion to SciTech and Sellers provided in this Pooling Agreement concludes that the Transactions will not be a tax-free reorganization under the terms of the Internal Revenue Code; or (ii) it is determined that any representation or warranty of Buyer is not true in all material respects when made, causing this Transaction not to be characterized as a pooling of interest or a tax-free reorganization Under Section 368(a) of the Internal Revenue Code of 1986, as amended. Terminations made pursuant to this Paragraph shall be without liability for any damages arising out of the termination. The party terminating this Pooling Agreement pursuant to this Paragraph shall give express written notice of such intent to the non-terminating party before Closing, which notice must be received by the non-terminating party before Closing.

XVI.   MISCELLANEOUS.

               This Pooling Agreement binds and benefits the parties, their successors, assigns and transferees. This Pooling Agreement is specifically enforceable and is governed by New Mexico law. Any suits brought by the parties arising under this Pooling Agreement shall be brought in the United States District Court for the Second District of New Mexico, and the parties expressly acknowledge that such court shall have jurisdiction over the matter and parties, and that venue shall be proper in such court. In any proceeding or action brought to enforce the provisions of this Pooling Agreement or to settle disputes between the parties arising under this Pooling Agreement, the prevailing party shall be awarded its costs, including reasonable attorneys' fees, incurred in such proceeding or action, against the non-prevailing party. This Pooling Agreement, the Employment Agreements and the Covenants constitute the entire agreement and understanding of the parties and supersede all prior oral or written agreements and understandings and may be modified only in writing. This Pooling Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together will constitute one and the same instrument. Captions and titles have been inserted in this Pooling Agreement for the benefit of the parties in referring to this Pooling Agreement, but will not be construed or interpreted as part of this Pooling Agreement. Each of Sellers and SciTech, and Buyer will pay its expenses, including without limitation attorneys' fees, arising out of the Transactions and the agreements embodying them.

XVII.  NOTICES.

               Any notice or other communication required under this Pooling Agreement or desired to be given by any of the parties to this Pooling Agreement to any other party shall be deemed to be duly given when personally delivered or five (5) business days after being mailed by certified or registered United States mail, return receipt requested, postage prepaid, to the other party, or delivered pre-paid for over-night delivery to an expedited delivery service, addressed as follows:

                              BUYER:

                              SBS Technologies, Inc.
                              Attn: Christopher J. Amenson, President and CEO 2400 Louisiana Boulevard, NE
                              AFC Building 5, Suite 600
                              Albuquerque, New Mexico 87110
                              Telephone: (505) 875-0600

                              Copy to: Alison K. Schuler, Esquire
                              Schuler, Messersmith & Daly
                              P.O. Box 90640
                              Albuquerque, New Mexico 87199
                                     Telephone:(505) 872-0800
                                     Facsimile: (505) 872-0900

                              SELLERS:

                              Mr. Robert Scidmore
                              7109 Gladstone

                              Madison, Wisconsin 53719
                                     Telephone:  (608) 274-0953
                                     Facsimile:  (608) 274-9211

                              Mr. Dave Scidmore
                              4918 Paul Ave.
                              Madison, Wisconsin  53711
                                     Telephone: (608) 273-6054

                              Copy to:  John Robison, Esquire
                              Boardman, Suhr, Curry & Field LLP
                              Fourth Floor
                              One South Pinckney St.
                              P.O. Box 927
                              Madison, WI 53701-0927
                                     Telephone: (608) 283-1745
                                     Facsimile:  (608) 283-1709



       Or to such other address which may be furnished in writing.




DATED: December           1999
BUYER:                                                          SELLERS:
SBS TECHNOLOGIES, INC.                           SCITECH INC.
By: /s/ C.J. Amenson                             By: /s/ Robert Scidmore
   -----------------------                          --------------------------
Its: C.E.O.                                      Its: President
    ----------------------                           -------------------------

SBS TECHNOLOGIES, INC. COMMUNICATIONS PRODUCTS        ROBERT SCIDMORE
By: /s/ C.J. Amenson                                  /s/ Robert Scidmore
   -----------------------                            ------------------------
Its: C.E.O.
    ----------------------                            DAVID SCIDMORE
                                                      /s/ David Scidmore
                                                      ------------------------

                                    EXHIBIT I-D
                            FORM OF EMPLOYMENT AGREEMENT

                              EMPLOYMENT AGREEMENT


SBS TECHNOLOGIES, INC. ("Company") and Robert S. Scidmore agree:

1. EMPLOYMENT. Company employs Employee for the period beginning on the date of this Employment Agreement and ending upon discharge or resignation of Employee (the "Employment Period"). During the Employment Period, Employee will serve in the capacities determined by the Company. Employee will devote sufficient time and energies to the business of Company to accomplish the duties assigned, will perform to the best of Employee's ability all duties assigned to Employee by Company and will devote Employee's best efforts to advance the interests of Company. Employee will have the power and authority determined by Company.

2. REIMBURSEMENT OF EXPENSES. Company recognizes that Employee in performing Employee's duties hereunder, may be required to spend sums of money in connection with those duties for the benefit of Company. Employee may present to Company an itemized voucher listing expenses paid by Employee in the performance of Employee's duties on behalf of Company, and on presentation of such itemized voucher, Company will reimburse Employee for all reasonable expenses itemized thereon, including, but not limited to, travel, meals, lodging, entertainment, and promotion with respect to all activities approved in advance by the Company. Employee may receive advances from Company for anticipated expenses. Employee agrees that the amount by which an advance exceeds actual expenses ("Amount") will be promptly refunded to Company upon determination by Company that it is due, that the Amount may be deducted from any payments of any nature (including without limitation salary) owed by Company to employee, and that the Amount will constitute a debt from Employee to Company, enforceable by Company in all respects as if Employee had executed a promissory note or other instrument acknowledging the debt, bearing interest at a rate of 10% per year from the date repayment is due and payable in full on demand without set-off or deduction.

3. SICK LEAVE AND DISABILITY. Employee will be entitled to sick leave for the number of days determined by Company ("Sick Leave"). Employee will be considered to be disabled during any period in excess of Sick Leave during which Employee is unable to work because of illness or incapacity ("Disability Period"). Employee will be entitled to receive Employee's full salary during Sick Leave and will be deemed to be on leave, without pay, during the Disability Period. If Employee is unable to work for a period in excess of 180 days, the Employee, at the discretion of the Board of Directors of Company, will be considered to have resigned. In no event will Employee be entitled to payment or other compensation for unused Sick Leave or Disability Period, unless required by law or otherwise provided in a policy or employment manual adopted by the Board of Directors of Company.

4. RESTRICTIONS. Employee may not during the Employment Period, directly or indirectly, own, manage, operate, invest in, control, be employed by, participate in, be a financial sponsor of, or be connected in any manner with the ownership, management, operation or control of any business which competes with a business conducted by Company at any time during the Employment Period or a business which Employee knows, during the Employment Period, that Company intends to conduct. The ownership restriction applies, however, only in the Employee owns a beneficial interest of 5% or more the capital or profits of the business.

5. RESIGNATION AND DISCHARGE. Employee may resign by giving two weeks' written notice to Company before resigning. Employee's death will constitute a voluntary resignation. Company



  EMPLOYMENT AGREEMENT - PAGE 1
         may discharge Employee without cause upon two weeks' notice. If the Employment Period is terminated by resignation or discharge without cause, Employee will be paid Employee's salary on a pro-rata basis through the effective date of resignation or discharge ("Effective Date"), and if requested by Company, employee will continue to render Employee's services through the Effective Date. If Employee refuses, upon Company's requests, or fails to render services competently and in good faith to the Company's benefit through the Effective Date, Company may deem the Effective Date to be the date of refusal or failure, as the case may be. If during the Employment Period, Employee violates any provision or restriction or fails to perform any obligation contained in this Employment Agreement or in any Company policy or Company employment manual or practice, or, unless otherwise provided by Company policy or Company employment manual, (a) is reasonably believed by Company (i) to have failed to comply with any employment or nondiscrimination or similar law, regulation or policy, (ii) to abuse, as determined by the Company, alcohol or to use drugs, (other than as prescribed by Employee's physician), or (b) refuses to submit to testing for alcohol or drugs, or (c) is reasonably believed by Company to have committed or is charged with any felony or misdemeanor (except minor traffic violations and similar offenses), Company may immediately discharge Employee without liability for salary after the date of the discharge and without any other liability to Employee. In no event will Employee be entitled, upon resignation or discharge with or without cause, to payment for sick leave or similar benefits of any kind unless required by law or otherwise provided in a policy or employment manual adopted by the Board of Directors of Company.

6. CONFIDENTIAL INFORMATION. Employee acknowledges and recognizes that Employee is, or will be, employed by Company in a confidential relationship and may receive and have access to the confidential business information, customer names, contracts and other customer data, business methods, techniques and trade secrets of Company ("Confidential Information"). Employee may develop ideas, conceptions, inventions, processes, methods, products and improvements; and Employee may receive disclosures of ideas, conceptions, inventions, processes, methods, products and improvements made by other employees of Company ("Company Inventions"). Employee may participate with Company in improving and developing Confidential Information and Company Inventions. Confidential Information and Company Inventions developed on behalf of Company are neither commonly known nor readily accessible to others and are used by Company in its business to obtain a competitive advantage over Company's competitors who do not know or use the Confidential Information or Company Inventions. Protection of the Confidential Information and Company Inventions against unauthorized disclosure and use is of critical importance to Company in maintaining its competitive position. Employee agrees that Employee will not, at any time, during or after the Employment Period, make any independent use of, or disclose to any other person or organization, except as authorized by Company in writing, any Confidential Information or Company Inventions. Upon termination of the Employment Period for any reason, Employee shall promptly deliver to Company all drawings, manuals, letters, notes, notebooks, reports, customer lists, customer data, mailing lists, and all other materials and records of any kind, and all copies thereof, that may be in the possession of, or under the control of, Employee pertaining to Company's business including any that contain any Confidential Information or Company Inventions.

7. PERSONNEL POLICIES. Company's personnel policies apply to all of Company's employees including Employee and describe additional terms and conditions of employment of Employee. Those terms and conditions, as they may be revised from time to time by Company, are incorporated by reference into this Employment Agreement. Company reserves the right to revise the personnel policies from time to time, as Company deems necessary. If any personnel policy provision conflicts with a provision of this Employment Agreement, the terms of this Employment Agreement shall govern.


EMPLOYMENT AGREEMENT - PAGE 2

8. ALCOHOL AND DRUG TESTING. Employee agrees to comply with and submit to any Company program or policy for testing for alcohol abuse or use of drugs.

9. BINDING EFFECT. This Employment Agreement constitutes the entire understanding of the parties, may be modified only in writing, is governed by laws of New Mexico, and will bind and inure to the benefit of Employee and Employee's personal representative and Company and Company's successors and assigns.

10. ANNUAL PAY. The base annual pay for employee will be $120,000, and will be reviewed on an annual basis on July 1 of each calendar year.

11. INCENTIVE. Employee shall be eligible to participate in the Company's Management Incentive Plan on par with management of equal reporting level and responsibility, subject to the terms of that Plan.

12. STOCK OPTIONS. Employee shall receive a grant of options for 25,000 shares of SBS common stock on the date of first employment, subject to the terms of the Option Agreement.


                                   DATED:     December 20, 1999


                                   COMPANY:

                                   SBS TECHNOLOGIES, INC.



                                   By:
                                      ---------------------------------


                                   EMPLOYEE:



                                   ------------------------------------
                                   Robert S. Scidmore



EMPLOYMENT AGREEMENT - PAGE 3

                                    EXHIBIT I-D1
                                  OPTION AGREEMENT

                    1998 LONG-TERM EQUITY INCENTIVE AGREEMENT

         SBS TECHNOLOGIES, INC., a New Mexico corporation, ("Company") and Robert S. Scidmore ("Employee") agree:

         I.       Recitals

                  A. Company has adopted the 1998 Long-Term Equity Incentive Plan for the benefit of Company's officers, directors and full-time employees. This Plan is intended to be a non-compensatory stock option plan.

                  B. The Board of Directors of Company has determined that Company will benefit by granting, pursuant to the 1998 Long-Term Equity Incentive Plan, this Incentive Stock Option to Employee for the purpose of inducing Employee to remain in the service of Company and its subsidiary companies and as an incentive for increased effort during that service.

         II.      Definitions

                  A. "Company" means SBS Technologies, Inc., its parents, subsidiaries and a corporation (and its parents and subsidiaries) issuing or assuming a stock option in a transaction to which IRC 425(a) applies, as appropriate in the context.

                  B. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  C. "Common Stock" means the no par value common stock of the Company or such other security or right or instrument into which that Common Stock may be changed or converted in the future.

                  D. "Date of Grant" means the date on which the Grant is made by the Committee under the Plan.

                  E. "Disability" means (i) the mental or physical disability, either occupational or non occupational in origin, of the Participant defined as "total disability" in the Plan currently in effect and as amended from time to time; or (ii) a determination by the Committee of "Total Disability" based on medical evidence that precludes the Participant from engaging in any occupation or employment for wage or profit for at least twelve months and appears to be permanent.

                  F. "Levy" means attachment, execution, levy or similar process.

                  G. "Major Shareholder" means an individual possessing more than 10% of the total combined voting power of all classes of stock of SBS Technologies, Inc. or of its parent or subsidiary corporation.

                  H. "Option" means the right to acquire Option Shares under this Agreement.

                  I. "Option Shares" means the number of shares of Common Stock which Employee may purchase pursuant to this Option, as shown on Appendix A.

                  J. "Plan" means the SBS Technologies, Inc. 1998 Long-Term Equity Incentive Plan.

                  K. "Purchase Price" means, if Employee is not a Major Shareholder, the fair market value per share of the Common Stock on the Date of Grant and, if Employee is a Major Shareholder, 110% of the fair market value per share of Common Stock on the Date of Grant, as shown on Appendix A.

                  L. "Transfer" means to transfer, assign, pledge, or hypothecate in any way (whether by operation of law or otherwise).

         III.     Grant of Option

                  Subject to the terms and conditions of this Option, Company grants to Employee the right to acquire the Option Shares at the Purchase Price.

         IV.      Exercise of Option

                  A. Employee may exercise the Option on the schedule set forth on Appendix A. Employee understands that rules governing this grant provide that no more than $100,000 worth of incentive stock options based on the market value of the stock at the time of grant can become exercisable for the first time in one calendar year and still be treated as incentive stock options. The net result is that options or portions of options will be nonqualified to the extent they become exercisable in a given year for the shares in excess of the $100,000 limit. The ratio of qualified options to nonqualified options, that which exceeds $100,000 based on the market price of the Company's stock at the time of grant, will be used to determine the portion of each individual exercise that will be considered nonqualified. Employee further understands that any Option not held for two years from the date of grant and one year from the date of exercise will lose the most beneficial capital gain treatment of those Options under current tax law. In order to qualify for the lowest capital gain tax rates, Employee must hold the stock after exercise for at least 12 months. Any portion of this option that is considered nonqualified will be subject to applicable withholding taxes.

For more information, Employee may refer to Section 422 of the Internal Revenue Code and the regulations under it.

                  B. If Employee does not purchase the full number of Option Shares to which Employee is entitled at any given time, Employee may purchase the remaining Option Shares from that period in any subsequent period, assuming the same proportion of qualified options to nonqualified options as described in IV.A. in addition to the Option Shares purchasable during that subsequent period.

                  C. Employee may not exercise the Option for less than 25 shares each time.

                  D. Exercise of this Option and delivery of the Option Shares are subject to and contingent upon compliance with applicable federal and state securities and other laws. Company is not obligated to take any action to register, qualify or provide an exemption pursuant to which Option Shares could be issued or to take any other action to cause the issuance and delivery of the Option Shares to comply with applicable law. Company shall refund to Employee the Purchase Price of any Option Shares not deliverable under this paragraph.

                  E. This Option may be exercised only by Employee during Employee's lifetime or, upon Employee's death, by Employee's executor or administrator or the heir or devisee to whom the rights to the Option pass pursuant to Employee's will or the laws of descent or distribution.

         V.       Termination of Option

         This Option and all rights to acquire Option Shares under it shall terminate on the earlier of:

                  A. Three months from the date Employee ceases to be employed by the Company, unless Employee is Disabled.

                  B. One year from the date Employee ceases to be employed by the Company if Employee is Disabled.

                  C. If Employee dies while in the employ of Company, the earlier of six months from the date of issuance of letters of testamentary or letters of administration to Employee's executor or administrator, or one year after Employee's death.

                  D. Ten years, or, if Employee is a Major Shareholder, five years, from the Date of Grant.

                  E. Employee's attempt to Transfer this Option in violation of its terms or a Levy by any person or entity.

                  F.       Dissolution or liquidation of Company.

                  G. Employee's (i) commission of any act of malfeasance or wrongdoing affecting Company, (ii) breach of any covenant not to compete or employment contract with Company, or (iii) engaging in conduct that would warrant Employee's discharge for cause (excluding general dissatisfaction with Employee's performance of Employee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon Company).

         VI.      Limitation Upon Transfer

         This Option and the rights under it:

                  A. May not be Transferred during the lifetime of Employee.

                  B.       Are not subject to Levy.

                  C. May only be transferred by will or pursuant to the laws of descent and distribution.

         VII.     Reclassification, Consolidation, Merger or Exchange

         If and to the extent that the number of issued and outstanding shares of Common Stock is increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in Common Stock, or the like, the number of Option Shares and the Purchase Price will be proportionately adjusted. If the Company is reorganized, consolidated, or merged, or shares of Common Stock are exchanged, with another corporation (an "Event"), the Employee will be entitled to receive options covering shares of the reorganized, consolidated, or merged company, or shares exchanged, in the same proportion, at an equivalent price, and subject to the same conditions, in accordance with IRC
425. The excess of the aggregate fair market value of the shares subject to the option immediately after the Event over the aggregate price of those shares will not be more than the excess of the aggregate fair market value of all Option Shares immediately before the Event over the aggregate Purchase Price for the Option Shares, and the new option or assumption of the old Option will not give the Employee additional benefits Employee did not have under the old Option or deprive Employee of benefits which the Employee had under the old Option.

         VIII.    Rights as Shareholder and Employee

         Employee shall have no rights as a shareholder of Company with respect to any Option Shares before the date of issuance to Employee of the certificates for those Option Shares. The Option does not confer on Employee any right to continue in the employ of the Company.

         IX.      Notice

         All notices and communications must be given in writing and will be deemed to have been given if delivered in person or by expedited delivery service or mailed by certified or registered mail, return receipt requested, postage prepaid, and addressed to Company or Employee at the following addresses unless either party changes its address by giving written notice of that change to the other:

                  A.       Notice to Company at:

                           SBS Technologies, Inc.
                           Attention:  James E. Dixon, Jr.
                                    Vice President Finance and Administration
                           2400 Louisiana Boulevard NE
                           AFC Building 5, Suite 600
                           Albuquerque, New Mexico  87110

                  B.       Notice to Employee:

                           At the address specified on Appendix A.

         X.       Option Shares as Investment

         Employee, by accepting this Option, acknowledges for Employee and Employee's heirs and legatees, that Employee is acquiring Option Shares for investment and not with a view to distribution. Employee, or Employee's heirs and legatees, as the case may be, will not transfer, in any manner, any Option Shares without first giving 30 days' notice to Company and, unless the Option Shares have been registered pursuant to an effective registration statement and have complied with state qualification requirements, providing to Company an opinion, satisfactory to Company in all respects, of Employee's counsel, also satisfactory to Company in all respects, that the Option Shares will be transferred in compliance with all applicable securities laws. Employee recognizes that under IRC 422(a)(1), an Option Share must be held for a period of two years from the Date of Grant of the Option and one year from the date of transfer to Employee of the Option Share.

XI.      Miscellaneous

         This Agreement shall be governed by the laws of the State of New Mexico, represents the entire understanding of the parties, supersedes all prior agreements, may not be assigned by Employee, may be modified only in writing, and is binding upon the parties, their heirs, executors, administrators and assigns.

         Dated:            December 20, 1999
               -------------------------------------------------

                                  SBS Technologies, Inc.

                                  By:
                                     -------------------------------------

                                         Its      President
                                            ------------------------------

                                  Employee


                                         ---------------------------------
                                         Robert S. Scidmore

                                   APPENDIX A

         II  D.   The Date of Grant is December 20, 1999.

         II  I.   The aggregate number of Option shares is 25,000

         II  K.   The Purchase Price is $ 34.4375 per share.

         IV  A.   The exercise schedule is:

                  These Options will vest in accordance with the following schedule:


                           Amount                    Vesting Date
                           8,333                       12/15/00
                           8,334                       12/15/01
                           8,333                       12/15/02

                  However notwithstanding the above exercise schedule, this option becomes exercisable as to all option shares seven years from its date of grant.

                  This Option is intended to be non-compensatory in nature.

         IX.      The Employee's address for notice purposes is:

                  Robert S. Scidmore
                  7109 Gladstone
                  Madison, Wisconsin 53719


                  ---------------------------------------------------
                               Social Security Number

                                    EXHIBIT I-E
                          FORM OF COVENANT NOT TO COMPETE

                             COVENANT NOT TO COMPETE


         Robert Scidmore ("Seller") and SBS Technologies, Inc., a New Mexico corporation ("SBS") agree as follows:

I.       RECITALS

         A. SBS and Seller are, simultaneously with the execution of this Covenant, entering into a purchase agreement ("Pooling Agreement") under which SBS's wholly owned subsidiary, SBS Technologies, Inc. Communications Products, a California corporation ("Company"), is merging with SciTech inc., a Wisconsin corporation ("SCI"), and will exchange all the outstanding stock of SCI for common stock of SBS.

         B. SBS wishes to assure that Seller will refrain from competing with SBS in the areas of Company's or SCI's business, and Seller is willing to so refrain as provided in this Covenant.

II.      COVENANT

         A. Seller agrees that, during the term of the Covenant, Seller will not, without prior written consent of SBS, for Seller's own account or jointly with another, directly or indirectly, for or on behalf of any individual, partnership, corporation or other legal entity, as principal, agent or otherwise:

                  1. Own, control, manage or otherwise participate in the ownership, control or management of a business involved within the Territory in the development, manufacture, servicing or sale of any telecommunications, LAN, WAN, network interface products which are in competition with or the same as or similar in operation, function or construction (should that construction be unique in the industry) to, those products now or previously offered for sale by SCI, currently under design by SCI, or which will be designed by Company either
(i) during the term of Seller's employment and six months after his employment or (ii) during the term of this Covenant, whichever is less, (together the "SCI and Company Products"); or

2. Solicit, call upon, or attempt to solicit any individual, partnership, corporation, or entity for the purpose of providing to that individual, partnership, corporation or other entity products or services which are competitive with the SCI and Company Products.

         B. Seller may, without violation of the Covenant, own, directly or indirectly not more than two percent (2%) of any class of outstanding securities of a corporation or partnership (even if in competition with SCI and Company Products) if that class is regularly traded on a national securities exchange or in the over-the-counter market.

III.     TERM

         The term of the Covenant will be the later of three years from the date of this Covenant ("Term").

IV.      TERRITORY

         The territory covered by this Covenant is the world ("Territory").

V.       CONSIDERATION

         The consideration for the Covenant is the Pooling Agreement and an undivided amount of the Purchase Price paid to Seller or Seller's benefit under the Pooling Agreement.

VI.      ACKNOWLEDGEMENT

         Seller recognizes the importance of the Covenant and acknowledges that, based on Seller's past experiences and expertise, and Seller's past development, exploitation and management of the SCI and Company Products, the close relationships Seller has with SCI customers and SBS's intent to utilize and exploit the SCI and Company Products and expand Company's customer base, the restrictions in this Covenant are reasonable as to terms, time and area, necessary for the protection of SBS's business and not unduly restrictive of Seller's rights as an individual.

VII.     BREACH

         If Seller commits a breach or threatens to commit a breach of any of the provisions of this Covenant, SBS shall have the right and remedy, in addition to any others that may be available, at law or in equity, to have the provisions of this Covenant specifically enforced by any court having equity jurisdiction, together with an accounting therefor, Seller having specifically acknowledged that any such breach or threatened breach will cause irreparable injury to SBS and that money damages will not provide an adequate remedy to SBS.

VIII.INVALIDITY

         If any provision of the Covenant is later construed to be unenforceable or invalid, the remaining provisions shall not be affected but shall continue in full effect. If the Term or Territory are found to be unenforceable or invalid by any court having jurisdiction, that court shall have the power to reduce the Term or Territory of the Covenant and the Covenant as revised shall then be fully enforceable. The payment provided for in Section V shall be payable in full notwithstanding any such construction, finding or revision.

IX.      MISCELLANEOUS

         This Covenant binds and benefits the parties, their successors, assigns and transferees, is specifically enforceable, constitutes (together with the Pooling Agreement) the entire agreement of the parties and supersedes all prior oral or written agreements and understandings, is governed by New Mexico law and may be modified only in writing. This Covenant may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together


COVENANT NOT TO COMPETE
PAGE 2
will constitute one and the same instrument. Captions and titles have been inserted in this Covenant for the benefit of the parties in referring to this Covenant, but will not be construed or interpreted as part of this Covenant. Any suits brought by the parties arising under this Covenant shall be brought in the United States District Court for the District of New Mexico, and the parties expressly acknowledge that such court shall have jurisdiction over the matter and parties, and that venue shall be proper in such court.

X.       NOTICES

         Any notice or other communication required under this Covenant or desired to be given by any of the parties to this Covenant to any other party shall be deemed to be duly given when personally delivered or when mailed by certified or registered mail, return receipt requested, postage prepaid, or when delivered prepaid to a next-day expedited delivery service to the other party addressed as follows:

                  SBS:

                           SBS Technologies, Inc.
                           Attn: James E. Dixon, Jr.,Vice President Finance and Administration
                           2400 Louisiana Blvd. NE
                           AFC Building 5, Suite 600
                           Albuquerque, New Mexico  87110

                  Copy to:

                           Alison K. Schuler, Esquire
                           4300 San Mateo Blvd. NE, Suite B-380
                           Albuquerque, New Mexico 87110

                  SELLER:

                           David Scidmore
                           **


         Any party may change its address for notice by giving written notice of the change pursuant to this Section.


COVENANT NOT TO COMPETE
PAGE 3

XI.      ANNOUNCEMENTS

         Seller, without the prior written consent of SBS, will not make any announcement, public or non-public, or issue any press release in respect of this Covenant.


         DATED: December 20, 1999


SELLER:                                SBS TECHNOLOGIES, INC.



                                       By:
----------------------                    --------------------------------------
David Scidmore
                                           Its:
                                               ---------------------------------


COVENANT NOT TO COMPETE
PAGE 4

                                    EXHIBIT II-A
                                   PLAN OF MERGER

     1. RECITALS. SBS Technologies, Inc., a New Mexico corporation ("SBS") intends to acquire SciTech, Inc., a Wisconsin corporation ("SciTech"), pursuant to the terms of a Pooling Agreement among the parties, of which this Plan of Merger is a part. To accomplish the acquisition, SciTech will be merged with and into SBS Technologies, Inc. Communications Products, a California corporation, a wholly-owned subsidiary of SBS (the "Company"), which shall be the surviving corporation in the merger. This Plan of Merger shall be filed with the appropriate state agencies of California and Wisconsin as required by law.

     2. MERGER. On the Effective Date (as defined below), SciTech shall be merged with and into the Company, which shall be the surviving corporation of the merger (the "Surviving Corporation"). As of the Effective Date, the corporate existence, identity, purpose, powers, objects, franchises, rights and immunities of the Company shall continue unaffected and unimpaired by the merger, and the corporate identity, existence, purposes, powers, objects, franchises, rights and immunities of SciTech shall be wholly merged in the Surviving Corporation. Accordingly, on the Effective Date the separate existence of SciTech shall cease, except insofar as continued by statute.

     3. ARTICLES OF INCORPORATION. The Articles of Incorporation of the Company, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation.

     4. BYLAWS. From and after the Effective Date, the Bylaws of the Company shall be and become the Bylaws of the Surviving Corporation until they shall be altered, amended, or repealed, or until new Bylaws shall be adopted in accordance with the provisions of the Bylaws and the Articles of Incorporation of the Surviving Corporation.

     5. DIRECTORS AND OFFICERS. The duly qualified and acting directors and officers of the Company immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, each such director or officer to hold office until the term for which he or she has previously been elected shall expire and until his or her successor has been elected and qualified.

     6. CONVERSION OF COMMON STOCK. At and as of the Effective Time, and subject to adjustment as provided below, each of the 1,000 issued and outstanding shares of SciTech common stock shall be converted into the right to receive shares of the no par value common stock of SBS. No fractional shares will be issued, the number of SBS common shares a shareholder receives will be rounded down to the nearest whole number, and no payment for fractional shares shall be made. The total number of SBS shares to be issued will equal $6,400,000 divided by the average of the closing price on the NASDAQ National Market System of SBS common stock for the five trading days preceding Closing. No SciTech Share shall be deemed to be outstanding or to have any rights other than those set forth in this Plan of Merger after the Effective Date.

     7. ASSETS AND LIABILITIES. On the Effective Date, all property, real, personal and mixed, and all debts due to SciTech or the Company on whatever account, and all and every other interest of or belonging to SciTech or the Company shall be taken by and deemed to be transferred to and vested in the Surviving Corporation without any further act or deed; and all property and every other interest shall be thereafter as effectively the property of the Surviving Corporation as it was of SciTech or the Company.

     8. RIGHTS OF CREDITORS. All rights of creditors and all liens upon the property of SciTech or the Company shall be preserved and unimpaired, and all debts, liabilities, obligations and duties of SciTech or the Company shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities, obligations and duties had been incurred or contracted by it.

     9. POWER OF ATTORNEY. SciTech hereby grants to the Surviving Corporation an irrevocable proxy, coupled with an interest, to execute and deliver, in the name of SciTech, all bills of sale and instruments, and to take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation or its successors and assigns the title to and possession of all the aforesaid property and rights and otherwise carry out the intent and purposes of this Agreement.

     10. REGISTERED OFFICE AND REGISTERED AGENT. The registered agent and office of the Surviving Corporation in the State of California will, as of the Effective Date, be CT Corporation, 818 West 7th Street, Los Angeles, CA 90017, and in the State of Wisconsin will, as of the Effective Date, be Robert S. Scidmore, 7878 Big Sky Drive, Suite A, Madison, WI 53719.

     11. INCOME TAXES AND ACCOUNTING. The parties intend that the merger constitute a tax-free "forward triangular merger" under Section 368(a)(2)(D) of the Internal Revenue Code. The parties also intend that the merger be accounted for as a "pooling of interests" under generally accepted accounting principles, as further described in the Pooling Agreement.

     12. EFFECTIVE DATE. The merger shall be effective as of 12:01 a.m., P.S.T., on December 20, 1999, or as soon thereafter as permitted by the laws of the States of Wisconsin and California upon the filings of Articles of Merger with the Wisconsin Department of Financial Institutions and the California Secretary of State, Corporations Division.

                                     EXHIBIT IV
                   FORM OF SUBSCRIPTION AND REPRESENTATION LETTER

                SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER


SBS Technologies, Inc.
2400 Louisiana Boulevard NE
AFC Building 5, Suite 600
Albuquerque, New Mexico  87110

Ladies and Gentlemen:

         I (that term referring to both prospective purchasers if the purchase of the interest is being made with community funds) understand and agree as follows:

         1. RECEIPT OF INFORMATION. I acknowledge receipt of such information about SBS Technologies, Inc., ("SBS") as I have requested, including the SBS Form 10K for the fiscal year ended June 30, 1999, the Form 10Q for the quarter ended September 30, 1999, and the 1999 Annual Report and 1999 Annual Meeting Proxy Statement ("Information"). I have read the Information, and have had the opportunity to ask questions of the management of SBS concerning the business of SBS, and have received answers from management, as I have deemed necessary.

         2. SALE OF STOCK. Subject to the terms and conditions of this Subscription Agreement and Representation Letter (the "Letter"), and pursuant to the provisions of the Pooling Agreement dated December 15, 1999 ("Pooling Agreement"), I will exchange my shares of SciTech inc. for a total of 13,989 shares of the common stock of SBS ("Shares"). At closing, SBS will deliver to me a properly executed Certificate representing the Shares. SBS's obligation to close this transaction is conditioned upon my warranties and representations herein being true at Closing.

         3. WARRANTIES AND REPRESENTATIONS OF PURCHASER. I represent and warrant to SBS that:

                  A. I am aware that no United States federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement, of the Shares and the Shares will not be registered under the Securities Act of 1933 (the "1933 Act"), the New Mexico Securities Act of 1986, the Wisconsin Securities Act, or the securities laws of any other state.

                  B. I understand that in order to ensure that the offer and sale of the Shares to me is exempt from registration under the 1933 Act by reason of Sections 4(2) or 3(b) of the 1933 Act and the securities laws of any other state, SBS is required to have reasonable grounds to believe, and must actually believe, after making reasonable inquiry and before making any issuance, that I am purchasing the Shares for investment only. I, either alone or with my purchaser representative, am able to evaluate the risks involved in any investment in the Shares, and I have sufficient knowledge and experience in financial and business matters in general, and investments in particular, to be fully capable of evaluating the merits and risks of an investment by me in the Shares. I have been furnished, have read, and understand the Information. I have no questions concerning SBS, the Shares or the business of SBS which have not been answered and have obtained all the information concerning these matters which I desire. My financial condition is such that I have adequate means of providing for my current and possible personal contingencies and I am under no present or contemplated need to liquidate any portion of the Shares to satisfy any existing or contemplated undertaking, need or indebtedness; and I am able to bear the economic risk of any investment in the Shares, including the possible complete loss of the investment and possible inability to sell or transfer the Shares for an indefinite period of time.

                  C. My (and my spouse's full names(s), date(s) of birth, tax identification number(s), and primary residence address are:


------------------------------                 ---------------------------------
My Name                                        My Date of Birth

------------------------------                 ---------------------------------
My Spouse's Name                               Spouse's Date of Birth

------------------------------                 ---------------------------------
My Tax Identification\                         My Spouse's Tax Identification\
Social Security Number                         Social Security Number

------------------------------

------------------------------
My (Our) Residence Address

         If there is no name set forth for my Spouse, it means that I am not at present married, or no person has any community property interest in the assets I am using to make this investment.

                  D.       My occupation is                                  ;
                                            ---------------------------------
                  E.       My business address is:

                           --------------------------------

                           --------------------------------


                  F. I am acquiring the Shares for my own account for investment only and not with a view to, or for sale in connection with, the distribution or transfer thereof, and I am not participating directly or indirectly in a distribution or transfer of Shares, or in the underwriting of any such distribution or transfer of the Shares, nor will I act in any way that would constitute me an underwriter, within the meaning of the 1933 Act, of the Shares. I understand that in order for the Shares to be qualified for an exemption from registration, I must represent and warrant that I will not transfer or sell the Shares in the absence of registration under the 1933 Act or an exemption therefrom. I will, before any proposed sale, pledge, gift or other transfer, for value or otherwise, of any or all of the Shares or any interest or interests therein (a "Transfer"), give written notice to SBS


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
PAGE 2
expressing my desire to effect the Transfer and describing the Transfer in detail, accompanied by an opinion of qualified counsel to the effect that the proposed Transfer will be exempt from the registration provisions under applicable federal and state securities laws and otherwise will be in compliance with such laws, and will not violate or jeopardize exemptions upon which SBS has relied in issuing the Shares to me. For purposes of this paragraph, "qualified counsel" shall mean an attorney licensed to practice law in one or more jurisdictions connected with the proposed Transfer, who devotes a significant portion of such attorney's practice to the area of federal and state securities law, and which attorney is rated "AV" by Martindale Hubbell Law Directory. I understand SBS will make, or will advise the transfer agent of the Shares to make, stop transfer notations on its records relating to the Shares and the certificate representing the Shares will have the following legend imprinted or typed on the face of the Certificate:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities laws. No transfer or other disposition of the Securities can be made except in compliance with the restrictions contained in a Subscription Agreement and Representation Letter between the Corporation and the person(s) whose name(s) appear(s) on this certificate as registered holder, a copy of which is on file at the office of the Corporation."

                  G. I am checking the box or boxes below which describe me.

                  :     : Any bank as defined in section 3(a)(2) of the Act, or
                  any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
PAGE 3

                  :     : Any private business development company as defined in
                  section 202(a)(22) of the Investment Advisers Act of 1940;

                  :     : Any organization described in Section 501(c)(3) of the
                  Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                  :     : The undersigned is a director or executive officer of
                  SBS.

                  :     : The undersigned is a natural person whose individual
                  net worth as of the date hereof (including the net worth of the undersigned's spouse if the undersigned is married) exceeds $1,000,000.

                  :     : The undersigned is a natural person who had an
                  individual income that exceeded $200,000 or joint income with his or her spouse in excess of $300,000 in each of the two most recent years and who reasonably expects that in the current year his or her or their income will reach the same level. For purposes of this document, the term "income" shall mean adjusted gross income reported or to be reported on a federal income tax return, increased by (i) any deductions for long term capital gains (under Section 1202 of the Internal Revenue Code (the "Code"), (ii) any deductions for depletion (pursuant to Section 601 ET SEQ. of the Code), (iii) any exclusions of interest (pursuant to Section 103 of the Code) and (iv) any losses of a partnership allocated to the undersigned as an individual limited partner (as reported in Schedule E of Form 1040).

                  :     : Any trust, with total assets in excess of $5,000,000,
                  not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506
                  (b)(2)(ii); and

                  :     : Any entity in which all of the equity owners are
                  accredited investors.

                  :     : None of the boxes above accurately describes the
                  undersigned.

                  H. I am aware that I will not be able to dispose readily of the Shares in view of the fact that the Shares will not be registered under the 1933 Act and that SBS has not, except solely as provided in Paragraph IV of the Pooling Agreement, agreed with me to register the Shares for distribution pursuant to the 1933 Act. I am aware that any sales under Rule 144 may not be made until (i) one year from the date of purchase and then only in amounts and in the manner permitted by Rule 144, or (ii) two years from the date of purchase without regard to the volume, manner and notice requirements of Rule 144, but in compliance with other requirements of Rule 144, assuming I am not an affiliate of SBS at that time. I understand that, in the absence of any available exemption, I may have to hold the Shares indefinitely unless and until the Shares are subsequently registered under the 1933 Act and applicable state securities laws.


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
PAGE 4

                  I. I am acquainted with the requirements of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations issued thereunder. I understand that, as a result of my acquisition of Shares, and in order to comply with Section 13(d) and the rules and regulations issued thereunder, I may be required to file a Schedule 13D and I agree to file if that
Schedule is required.

                  J. The information contained in this Letter is true and correct.

                  DATED:  December 20, 1999

                                   PURCHASER:

                                   --------------------------------------------
                                   DAVID SCIDMORE



RECEIVED AND ACCEPTED BY:

SBS TECHNOLOGIES, INC.


By:
   ----------------------------------

Its:
    ---------------------------------

DATED:
      -------------------------------


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
PAGE 5

                SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER


SBS Technologies, Inc.
2400 Louisiana Boulevard NE
AFC Building 5, Suite 600
Albuquerque, New Mexico  87110

Ladies and Gentlemen:

         I (that term referring to both prospective purchasers if the purchase of the interest is being made with community funds) understand and agree as follows:

         1. RECEIPT OF INFORMATION. I acknowledge receipt of such information about SBS Technologies, Inc., ("SBS") as I have requested, including the SBS Form 10K for the fiscal year ended June 30, 1999, the Form 10Q for the quarter ended September 30, 1999, and the 1999 Annual Report and 1999 Annual Meeting Proxy Statement ("Information"). I have read the Information, and have had the opportunity to ask questions of the management of SBS concerning the business of SBS, and have received answers from management, as I have deemed necessary.

         2. SALE OF STOCK. Subject to the terms and conditions of this Subscription Agreement and Representation Letter (the "Letter"), and pursuant to the provisions of the Pooling Agreement dated December 15, 1999 ("Pooling Agreement"), I will exchange my shares of SciTech inc. for a total of 13,989 shares of the common stock of SBS ("Shares"). At closing, SBS will deliver to me a properly executed Certificate representing the Shares. SBS's obligation to close this transaction is conditioned upon my warranties and representations herein being true at Closing.

         3. WARRANTIES AND REPRESENTATIONS OF PURCHASER. I represent and warrant to SBS that:

                  A. I am aware that no United States federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement, of the Shares and the Shares will not be registered under the Securities Act of 1933 (the "1933 Act"), the New Mexico Securities Act of 1986, the Wisconsin Securities Act, or the securities laws of any other state.

                  B. I understand that in order to ensure that the offer and sale of the Shares to me is exempt from registration under the 1933 Act by reason of Sections 4(2) or 3(b) of the 1933 Act and the securities laws of any other state, SBS is required to have reasonable grounds to believe, and must actually believe, after making reasonable inquiry and before making any issuance, that I am purchasing the Shares for investment only. I, either alone or with my purchaser representative, am able to evaluate the risks involved in any investment in the Shares, and I have sufficient knowledge and experience in financial and business matters in general, and investments in particular, to be fully capable of evaluating the merits and risks of an investment by me in the Shares. I have been furnished, have read, and understand the Information. I have no questions concerning SBS, the Shares or the business of SBS which have not been answered and have obtained all the information concerning these matters which I desire. My financial condition is such that I have adequate means of providing for my current and possible personal contingencies and I am under no present or contemplated need to liquidate any portion of the Shares to satisfy any existing or contemplated undertaking, need or indebtedness; and I am able to bear the economic risk of any investment in the Shares, including the possible complete loss of the investment and possible inability to sell or transfer the Shares for an indefinite period of time.

                  C. My (and my spouse's full names(s), date(s) of birth, tax identification number(s), and primary residence address are:


------------------------------                 ---------------------------------
My Name                                        My Date of Birth

------------------------------                 ---------------------------------
My Spouse's Name                               Spouse's Date of Birth

------------------------------                 ---------------------------------
My Tax Identification\                         My Spouse's Tax Identification\
Social Security Number                         Social Security Number

------------------------------

------------------------------
My (Our) Residence Address

         If there is no name set forth for my Spouse, it means that I am not at present married, or no person has any community property interest in the assets I am using to make this investment.

                  D.       My occupation is                                  ;
                                            ---------------------------------
                  E.       My business address is:

                           --------------------------------

                           --------------------------------


                  F. I am acquiring the Shares for my own account for investment only and not with a view to, or for sale in connection with, the distribution or transfer thereof, and I am not participating directly or indirectly in a distribution or transfer of Shares, or in the underwriting of any such distribution or transfer of the Shares, nor will I act in any way that would constitute me an underwriter, within the meaning of the 1933 Act, of the Shares. I understand that in order for the Shares to be qualified for an exemption from registration, I must represent and warrant that I will not transfer or sell the Shares in the absence of registration under the 1933 Act or an exemption therefrom. I will, before any proposed sale, pledge, gift or other transfer, for value or otherwise, of any or all of the Shares or any interest or interests therein (a "Transfer"), give written notice to SBS


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
PAGE 2
expressing my desire to effect the Transfer and describing the Transfer in detail, accompanied by an opinion of qualified counsel to the effect that the proposed Transfer will be exempt from the registration provisions under applicable federal and state securities laws and otherwise will be in compliance with such laws, and will not violate or jeopardize exemptions upon which SBS has relied in issuing the Shares to me. For purposes of this paragraph, "qualified counsel" shall mean an attorney licensed to practice law in one or more jurisdictions connected with the proposed Transfer, who devotes a significant portion of such attorney's practice to the area of federal and state securities law, and which attorney is rated "AV" by Martindale Hubbell Law Directory. I understand SBS will make, or will advise the transfer agent of the Shares to make, stop transfer notations on its records relating to the Shares and the certificate representing the Shares will have the following legend imprinted or typed on the face of the Certificate:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities laws. No transfer or other disposition of the Securities can be made except in compliance with the restrictions contained in a Subscription Agreement and Representation Letter between the Corporation and the person(s) whose name(s) appear(s) on this certificate as registered holder, a copy of which is on file at the office of the Corporation."

                  G. I am checking the box or boxes below which describe me.

                  :     : Any bank as defined in section 3(a)(2) of the Act, or
                  any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
PAGE 3

                  :     : Any private business development company as defined in
                  section 202(a)(22) of the Investment Advisers Act of 1940;

                  :     : Any organization described in Section 501(c)(3) of the
                  Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                  :     : The undersigned is a director or executive officer of
                  SBS.

                  :     : The undersigned is a natural person whose individual
                  net worth as of the date hereof (including the net worth of the undersigned's spouse if the undersigned is married) exceeds $1,000,000.

                  :     : The undersigned is a natural person who had an
                  individual income that exceeded $200,000 or joint income with his or her spouse in excess of $300,000 in each of the two most recent years and who reasonably expects that in the current year his or her or their income will reach the same level. For purposes of this document, the term "income" shall mean adjusted gross income reported or to be reported on a federal income tax return, increased by (i) any deductions for long term capital gains (under Section 1202 of the Internal Revenue Code (the "Code"), (ii) any deductions for depletion (pursuant to Section 601 ET SEQ. of the Code), (iii) any exclusions of interest (pursuant to Section 103 of the Code) and (iv) any losses of a partnership allocated to the undersigned as an individual limited partner (as reported in Schedule E of Form 1040).

                  :     : Any trust, with total assets in excess of $5,000,000,
                  not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506
                  (b)(2)(ii); and

                  :     : Any entity in which all of the equity owners are
                  accredited investors.

                  :     : None of the boxes above accurately describes the
                  undersigned.

                  H. I am aware that I will not be able to dispose readily of the Shares in view of the fact that the Shares will not be registered under the 1933 Act and that SBS has not, except solely as provided in Paragraph IV of the Pooling Agreement, agreed with me to register the Shares for distribution pursuant to the 1933 Act. I am aware that any sales under Rule 144 may not be made until (i) one year from the date of purchase and then only in amounts and in the manner permitted by Rule 144, or (ii) two years from the date of purchase without regard to the volume, manner and notice requirements of Rule 144, but in compliance with other requirements of Rule 144, assuming I am not an affiliate of SBS at that time. I understand that, in the absence of any available exemption, I may have to hold the Shares indefinitely unless and until the Shares are subsequently registered under the 1933 Act and applicable state securities laws.


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
PAGE 4

                  I. I am acquainted with the requirements of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations issued thereunder. I understand that, as a result of my acquisition of Shares, and in order to comply with Section 13(d) and the rules and regulations issued thereunder, I may be required to file a Schedule 13D and I agree to file if that
Schedule is required.

                  J. The information contained in this Letter is true and correct.

                  DATED:  December 20, 1999

                                   PURCHASER:

                                   --------------------------------------------
                                   ROBERT SCIDMORE



RECEIVED AND ACCEPTED BY:

SBS TECHNOLOGIES, INC.


By:
   ----------------------------------

Its:
    ---------------------------------

DATED:
      -------------------------------


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
PAGE 5